EXHIBIT 99.1

                         DIAMOND OFFSHORE DRILLING, INC.
                     RIG STATUS REPORT AS OF APRIL 12, 2004



     RIG NAME       WD      DESIGN          LOCATION           STATUS*          OPERATOR
--------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------
Ocean Quest        3,500' Victory Class          GOM          Contracted            BP
--------------------------------------------------------------------------------------------------
Ocean Star         5,500' Victory Class          GOM             Idle              DODI
--------------------------------------------------------------------------------------------------
Ocean America      5,500' Ocean Odyssey          GOM             Idle              DODI
--------------------------------------------------------------------------------------------------
Ocean Valiant      5,500' Ocean Odyssey          GOM          Contracted           ENI
--------------------------------------------------------------------------------------------------
Ocean Victory      5,500' Victory Class          GOM          Contracted      Chevron/Texaco
--------------------------------------------------------------------------------------------------
Ocean Confidence   7,500' DP Aker H-3.2          GOM          Contracted            BP
                          Modified
--------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------------
Ocean Concord      2,200' F&G SS-2000            GOM          Contracted         Westport
--------------------------------------------------------------------------------------------------
Ocean Lexington    2,200' F&G SS-2000            GOM          Contracted     Walter Oil & Gas
--------------------------------------------------------------------------------------------------
Ocean Saratoga     2,200' F&G SS-2000            GOM          Contracted           LLOG
--------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------
Ocean Crusader     200'   Mat Cantilever         GOM          Contracted       Stone Energy
--------------------------------------------------------------------------------------------------
Ocean Drake        200'   Mat Cantilever         GOM          Contracted      ADTI/KerrMcGee
--------------------------------------------------------------------------------------------------
Ocean Columbia     250'   Independent Leg        GOM             Idle              DODI
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Spartan      300'   Independent Leg        GOM          Contracted           LLOG
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Spur         300'   Independent Leg        GOM          Contracted        Forest Oil
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean King         300'   Independent Leg        GOM          Contracted        BP America
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Nugget       300'   Independent Leg        GOM             Idle              DODI
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Summit       300'   Independent Leg        GOM          Contracted      Chevron/Texaco
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Warwick      300'   Independent Leg        GOM          Contracted        KerrMcGee
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Titan        350'   Independent Leg        GOM          Contracted       Stone Energy
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Tower        350'   Independent Leg        GOM          Contracted         Newfield
                          Cantilever
--------------------------------------------------------------------------------------------------


                                       1

--------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------
Ocean Ambassador   1,100' Bethlehem SS-2000      GOM          Contracted          PEMEX
--------------------------------------------------------------------------------------------------
Ocean Whittington  1,500' Aker H-3               GOM          Contracted          PEMEX
--------------------------------------------------------------------------------------------------
Ocean Worker       3,500' F&G 9500 Enhanced      GOM          Contracted          PEMEX
                          Pacesetter
--------------------------------------------------------------------------------------------------
Ocean Yorktown     2,850' F&G SS-2000            GOM          Contracted          PEMEX
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------------
Ocean Nomad        1,200' Aker H-3             Mobe to        Contracted         Premier
                                             Guinea Bissau
--------------------------------------------------------------------------------------------------
Ocean Patriot      1,500' Bingo 3000         South Africa     Contracted         PetroSA
--------------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------------
Ocean Guardian     1,500' Earl & Wright       North Sea       Contracted          Shell
                          Sedco 711 Series
--------------------------------------------------------------------------------------------------
Ocean Princess     1,500' Aker H-3            North Sea       Contracted         Talisman
--------------------------------------------------------------------------------------------------
Ocean Vanguard     1,500' Bingo 3000          North Sea          Idle              DODI
--------------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------------
Ocean Bounty       1,500' Victory Class       Australia       Contracted           NZOP
--------------------------------------------------------------------------------------------------
Ocean Epoch        1,640' Korkut              Australia       Contracted          Santos
--------------------------------------------------------------------------------------------------
Ocean General      1,640' Korkut               Vietnam        Contracted         P.V.E&P
--------------------------------------------------------------------------------------------------
Ocean Baroness     7,000' Victory Class       Indonesia       Contracted          Unocal
--------------------------------------------------------------------------------------------------
Ocean Rover        7,000' Victory Class       Singapore       Contracted          Murphy
--------------------------------------------------------------------------------------------------


                                       2

BRAZIL
--------------------------------------------------------------------------------------------------
Ocean Yatzy        3,300' DP DYVI Super Yatzy   Brazil        Contracted        Petrobras
--------------------------------------------------------------------------------------------------
Ocean Winner       3,500' Aker H-3              Brazil        Contracted        Petrobras
--------------------------------------------------------------------------------------------------
Ocean Alliance     5,000' Alliance Class        Brazil        Contracted        Petrobras
--------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------
Ocean Clipper      7,500' DP Fluor/Mitsubishi   Brazil        Contracted        Petrobras
--------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------
Ocean Sovereign    250'   Independent Leg       Indonesia       Contracted       Amerada Hess
                          Cantilever
--------------------------------------------------------------------------------------------------
Ocean Heritage     300'   Independent Leg        Mobe to        Contracted       Noble Energy
                          Cantilever             Ecuador
--------------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------------
Ocean Liberator    600'   Aker H-3            S. Africa      Cold Stacked          DODI
--------------------------------------------------------------------------------------------------
Ocean Champion     250'   Mat Slot               GOM         Cold Stacked          DODI
--------------------------------------------------------------------------------------------------
Ocean Endeavor     2,000' Victory Class          GOM         Cold Stacked          DODI
--------------------------------------------------------------------------------------------------
Ocean Voyager      3,200' Victory Class          GOM         Cold Stacked          DODI
--------------------------------------------------------------------------------------------------
Ocean New Era      1,500' Korkut                 GOM         Cold Stacked          DODI
--------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


                                                                                                                       DAYRATE
     RIG NAME              CURRENT TERM         (000S)     START DATE
----------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
----------------------------------------------------------------------------
Ocean Quest                   one well         mid 40's    mid April 2004
----------------------------------------------------------------------------
Ocean Star                       -                -            -
----------------------------------------------------------------------------
Ocean America                    -                -            -
----------------------------------------------------------------------------
Ocean Valiant              three wells plus     high 50's  late Dec. 2003
                                option
----------------------------------------------------------------------------
Ocean Victory                  one well         mid 60's   mid March 2004
----------------------------------------------------------------------------
Ocean Confidence           five-year term       170's      early Jan. 2001
----------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
----------------------------------------------------------------------------
Ocean Concord           one well plus option  high 30's    early April 2004
----------------------------------------------------------------------------
Ocean Lexington        one well plus option   high 40's    late March 2004
----------------------------------------------------------------------------
Ocean Saratoga                one well         low 40's    early April 2004
----------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
----------------------------------------------------------------------------
Ocean Crusader              one well         mid 20's      late Dec. 2003
----------------------------------------------------------------------------
Ocean Drake           one well plus option   high 20's     late March 2004
----------------------------------------------------------------------------
Ocean Columbia                   -                -            -
----------------------------------------------------------------------------
Ocean Spartan                 one well        high 20's    late Nov. 2003
----------------------------------------------------------------------------
Ocean Spur              one well plus option   mid 30's    early Apri 2004
----------------------------------------------------------------------------
Ocean King              one well plus option  high 30's    mid Jan. 2004
----------------------------------------------------------------------------
Ocean Nugget                     -                -            -
----------------------------------------------------------------------------
Ocean Summit              60 day extension      mid 30's   early March 2004
----------------------------------------------------------------------------
Ocean Warwick                 one well          mid 30's   early April 2004
----------------------------------------------------------------------------
Ocean Titan            first of two wells plus  low 40's   late March 2004
                                option
----------------------------------------------------------------------------
Ocean Tower                   one well          mid 30's   late March 2004
----------------------------------------------------------------------------

                                       1

----------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
----------------------------------------------------------------------------
MEXICO
----------------------------------------------------------------------------
Ocean Ambassador        four year term work    mid 50's    late July 2003
----------------------------------------------------------------------------
Ocean Whittington       four year term work    low 60's    late July 2003
----------------------------------------------------------------------------
Ocean Worker            four year term work   high 60's    mid Aug. 2003
----------------------------------------------------------------------------
Ocean Yorktown          four year term work    mid 40's    late Oct. 2003
----------------------------------------------------------------------------

----------------------------------------------------------------------------
AFRICA
----------------------------------------------------------------------------
Ocean Nomad                   one well        high 40's     mid Feb. 2004
----------------------------------------------------------------------------
Ocean Patriot                 one well         mid 50's     early April 2004
----------------------------------------------------------------------------

NORTH SEA
----------------------------------------------------------------------------
Ocean Guardian                one year        high 40's     late March 2004

----------------------------------------------------------------------------
Ocean Princess         second of two wells    low 50's      mid Feb. 2004
                           plus option
----------------------------------------------------------------------------
Ocean Vanguard                   _                _            _

----------------------------------------------------------------------------

AUSTRALASIA
----------------------------------------------------------------------------
Ocean Bounty           two wells plus two    low 70's       late March 2004
                         options wells
----------------------------------------------------------------------------
Ocean Epoch             Exeter/Mutineer       mid 60's      mid Jan. 2004
                    development plus option
----------------------------------------------------------------------------
Ocean General            one option well      mid 50's      late Jan. 2004
----------------------------------------------------------------------------
Ocean Baroness          400 days plus option    110's       late March 2003
----------------------------------------------------------------------------
Ocean Rover           third of four option      110s        late Dec. 2003
                             wells
----------------------------------------------------------------------------

                                        2

BRAZIL
----------------------------------------------------------------------------
Ocean Yatzy              700 day extension     mid 70's     early Nov. 2003
----------------------------------------------------------------------------
Ocean Winner             700 day extension     mid 50's     early April 2004
----------------------------------------------------------------------------
Ocean Alliance           four-year contract     110's       early Sept. 2000
----------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
----------------------------------------------------------------------------
Ocean Clipper            700 day extension     low 100's    early Jan. 2003
----------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
----------------------------------------------------------------------------
Ocean Sovereign          two wells plus two     high 30's   early April 2004
                           option wells
----------------------------------------------------------------------------
Ocean Heritage           second of three wells   mid 50's   mid Feb. 2004
                           plus options
----------------------------------------------------------------------------

COLD STACKED (5)
----------------------------------------------------------------------------
Ocean Liberator                  -                -            -
----------------------------------------------------------------------------
Ocean Champion                   -                -            -
----------------------------------------------------------------------------
Ocean Endeavor                   -                -            -
----------------------------------------------------------------------------
Ocean Voyager                    -                -            -
----------------------------------------------------------------------------
Ocean New Era                    -                -            -
----------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **



     RIG NAME       EST. END DATE         FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------
Ocean Quest          late April 2004       one well with EPL in mid 40's beginning late April
                                           and ending mid June 2004, available; actively
                                           marketing.
--------------------------------------------------------------------------------------------
Ocean Star                -                available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean America             -                90 day upgrade/survey ending late May 2004;
                                           available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Valiant         early Sept.2004      available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Victory         late May 2004        available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Confidence      early Jan. 2006      available; actively marketing.
--------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------
Ocean Concord         mid May 2004         available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Lexington       late April 2004      available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Saratoga        late April 2004      available, actively marketing.
--------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------
Ocean Crusader        late April 2004       two wells plus option with Stone in high 20's
                                            beginning late April and ending late July 2004,
                                            available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Drake            early May 2004       available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Columbia            -                 one well plus option with KerrMcGee in low 30's
                                            beginning mid April 2004 and ending mid May 2004,
                                            available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Spartan          mid April 2004       one well plus option with LLOG in low 30's
                                            beginning mid April and ending early June 2004,
                                            available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Spur             late April 2004      available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean King             early May 2004       available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Nugget              -                 available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Summit           early May 2004       available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Warwick          late May 2004        available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Titan            late June 2004       available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Tower            late April 2004      available; actively marketing.
--------------------------------------------------------------------------------------------

                                       1

--------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------
Ocean Ambassador    mid Dec. 2007           available.
--------------------------------------------------------------------------------------------
Ocean Whittington   early Oct. 2006         available.
--------------------------------------------------------------------------------------------
Ocean Worker        late July 2007          available.
--------------------------------------------------------------------------------------------
Ocean Yorktown      mid July 2007           available.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------
Ocean Nomad        late April 2004          Mobe to Gabon, then three wells plus option in
                                            Gabon with Vaalco/SASOL  in high 40's beginning
                                            early May and ending early Sept. 2004; available,
                                            actively marketing.
--------------------------------------------------------------------------------------------
Ocean Patriot      late May 2004            available; actively marketing.
--------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------
Ocean Guardian       late March 2005        available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Princess       early July 2004        available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Vanguard            _                 one well with Talisman in mid 30's beginning early
                                            May in U.K. sector of North Sea, followed by
                                            optional intervention well at adjusted rate,
                                            followed by one well in low 60's and ending mid
                                            November 2004, available; actively marketing.
--------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------
Ocean Bounty        late May 2004          available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean Epoch         mid Nov. 2004          available, actively marketing.
--------------------------------------------------------------------------------------------
Ocean General      mid April 2004          five completion options in mid 50's with P.V.E&P
                                           beginning mid April and ending mid Sept. 2004,
                                           available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Baroness      mid April 2004         180 day option exercised in 110's with Unocal
                                           beginning mid April and ending early Oct. 2004,
                                           available; actively marketing.
--------------------------------------------------------------------------------------------
Ocean Rover        early May 2004          actively marketing.
--------------------------------------------------------------------------------------------



BRAZIL
--------------------------------------------------------------------------------------------
Ocean Yatzy           mid Oct. 2005         survey under way, estimated mid May completion;
                                            available.
--------------------------------------------------------------------------------------------
Ocean Winner          mid March 2006        survey under way, estimated mid April completion;
                                            available.
--------------------------------------------------------------------------------------------
Ocean Alliance        early Sept. 2004      survey under way, estimated late March completion;
                                            available.
--------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------
Ocean Clipper            early March 2006    available.
--------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------
Ocean Sovereign          late May 2004       available, actively marketing.

--------------------------------------------------------------------------------------------
Ocean Heritage           mid June 2004       available, actively marketing.
--------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------
Ocean Liberator           -                 Cold stacked Nov. '02.
--------------------------------------------------------------------------------------------
Ocean Champion            -                 Cold Stacked Feb. '02.
--------------------------------------------------------------------------------------------
Ocean Endeavor            -                 Cold stacked March '02.
--------------------------------------------------------------------------------------------
Ocean Voyager             -                 Cold stacked March '02.
--------------------------------------------------------------------------------------------
Ocean New Era             -                 Cold stacked Dec. '02.
--------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3